SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 9, 2004

                             BIG DOG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                    0-22963                    52-1868665
   ________________             ________________          ____________________
    (State or other             (Commission File            (I.R.S. Employer
      jurisdiction                  Number)               Identification No.)
   of incorporation)

   121 Gray Avenue, Santa Barbara, CA                      93101
   __________________________________                   ______________
    (Address of Principal Executive                     (Zip Code)
                Offices)
                                 (805) 963-8727
              ___________________________________________________
              (Registrant's telephone number, including area code)

              ___________________________________________________
         (Former name or former address, if changed, since last report)



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                                TABLE OF CONTENTS
                                -----------------

   Item 2.02 Results of Operations and Financial Condition
   -------------------------------------------------------
   Item 7.01 Regulation FD Disclosure
   ----------------------------------
SIGNATURES
----------
EXHIBIT INDEX
-------------
EXHIBIT 99.1
------------


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Table of Contents
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Item 2.02. Results of Operations and Financial Condition

On November 9, 2004, Big Dog Holdings, Inc. issued an earnings release announcing its financial results for the third quarter ended September 30, 2004. A copy of the earnings release is attached as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

(c) Exhibits


Exhibit 99.1 -- Press Release of Big Dog Holdings, Inc., dated November 9,2004.


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Table of Contents
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BIG DOG HOLDINGS, INC.

Dated: November 9, 2004          By:  /s/ Roberta Morris
                                 -------------------------------------
                                      Roberta Morris
                                      Chief Financial Officer


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Table of Contents
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                                  EXHIBIT INDEX

Exhibit
                               Number Description
------    -----------------------------------------------------------------
 99.1     Press Release of Big Dog Holdings, Inc., dated November 9, 2004